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                                                                   EXHIBIT 10.17


[CHASE LOGO]

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of April 2, 1999 (the "Effective Date"), is among CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, DUROCRAFT INTERNATIONAL, INC., a Texas corporation, TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation (jointly and severally, the "Borrower"), C/D/R INCORPORATED, a Delaware corporation ("C/D/R"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as agent (the "Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION and FROST NATIONAL BANK (collectively, the "Lenders").

                              PRELIMINARY STATEMENT

     The Agent, the Lenders and the Borrower are parties to a Credit Agreement dated as of May 30, 1996 as amended by a First Amendment dated as of October 8, 1996, a Second Amendment dated as of November 1, 1997, and a Third Amendment dated as of July 1, 1998 (as so amended, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment shall have the same meanings herein as in the Credit Agreement.

     The Agent, the Lenders and the Borrower have agreed to amend the Credit Agreement to modify the terms and conditions upon which Craftmade International, Inc. may repurchase shares of its common stock, and also modify a financial covenant.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Agent, the Lenders and the Borrower hereby agree as follows:

     Section 1. Amendment of Definition. The definition of "Funded Debt to EBITDA Ratio" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

     ""Funded Debt to EBITDA Ratio" means, at any particular time, the ratio of
     (a) Funded Debt (including Senior Bank Debt and Capital Lease Obligations, but excluding Mortgage Debt) to (b) EBITDA less treasury stock purchases."

     Section 2. Amendment of Section 8.4. The last proviso of Section 8.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "provided, however, that Borrower may purchase treasury stock so long as
     (a) the amounts spent for such purchases, in any fiscal year, do not exceed $3,000,000 and (b) Borrower remains in compliance with the Consolidated Debt to Consolidated Tangible Net Worth Ratio as evidenced by a Treasury Stock Purchase Compliance Certificate, substantially in the form of EXHIBIT F-1 attached hereto, submitted to the Agent showing the effect of any potential treasury stock purchases contemplated by Borrower during a thirty
     (30) day period

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     commencing on the earlier of (i) the date such Treasury Stock Purchase
     Compliance Certificate is sent to the Agent or (ii) the date of the initial treasury stock purchase covered by such certificate."

     Section 3. Amendment of Exhibits. Exhibits F and F-1 to the Credit Agreement are hereby amended in their entireties to be in the form of Exhibits F and F-1, respectively, to this Amendment.

     Section 4. Representations; No Event of Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

- the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection with this Amendment have been authorized by all requisite corporate action on the part of Borrower and Guarantor and will not violate the certificate of incorporation or articles of incorporation (or other charter documents), as applicable, or bylaws of any of Borrower and Guarantor; and

- neither the certificate of incorporation or articles of incorporation (or other charter documents), as applicable, nor bylaws of any of Borrower and Guarantor have been amended or revoked since May 30, 1996, except as certified in writing to the Agent and the Lenders by Borrower or Guarantor contemporaneously with the execution and delivery of this Amendment; and

- the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document, are true and correct on and as of the date hereof as though made on and as of the date hereof; and

- as of the date of this Amendment, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

- each of Borrower and Guarantor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

     Section 5. Conditions Precedent. The effectiveness of this Amendment shall be subject to the following conditions precedent:

- Lenders shall have received a Secretary's Certificate from the secretary or assistant secretary of Borrower and Guarantor certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby, and statements of incumbency; and

- Lenders shall have received such other documents incidental and appropriate to the transactions provided for herein as Lenders or their counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to Lenders; and

- All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Lenders retained at the expense of Borrower.


FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 2

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     Section 6. Guaranty. C/D/R hereby acknowledges, consents and agrees to this
Amendment and (a) acknowledges that its obligations under that certain Guaranty Agreement executed by it effective as of May 30, 1996, in favor of the Agent and the Lenders, includes a guaranty of all of the obligations, indebtedness and liabilities of the Borrower under the Credit Agreement as amended by this Amendment, (b) represents to the Agent and the Lenders that such Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate, and that the prior amendments to the Credit Agreement and all documents executed in connection therewith have not operated, to reduce or discharge its obligations under such Guaranty.

     Section 7. Ratification. Borrower acknowledges that each of the Loan Documents is in all respects ratified and confirmed, and all of the rights, powers and privileges created by this Amendment or under the Loan Documents are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

     Section 8. Liens and Security Interests. Borrower hereby extends and renews the Liens and security interests previously granted to the Agent and the Lenders and agrees that this Amendment shall in no manner affect or impair any Liens or security interests previously granted. Borrower hereby acknowledges that such Liens and security interests are valid and existing.

     Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

     Section 10. Joint and Several; Loan Documents. Any and all obligations of Borrower under the Loan Documents are joint and several, whether or not expressly so stated. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement. The "Agreement" as used in the Credit Agreement is a reference to the Credit Agreement as amended by this Amendment.

     Section 11. Enforceability. Borrower and Guarantor hereby represent and warrant that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

     Section 12. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

     THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL


FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 3
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AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                  BORROWER:                  CRAFTMADE INTERNATIONAL, INC.


                                             By:      /s/ James R. Ridings
                                                --------------------------------
                                             Name:    James R. Ridings
                                                  ------------------------------
                                             Title:   Chief Executive Officer
                                                   -----------------------------


                                             DUROCRAFT INTERNATIONAL, INC.


                                             By:      /s/ James R. Ridings
                                                --------------------------------
                                             Name:    James R. Ridings
                                                  ------------------------------
                                             Title:   Chief Executive Officer
                                                   -----------------------------


                                             TRADE SOURCE INTERNATIONAL, INC.


                                             By:      /s/ James R. Ridings
                                                --------------------------------
                                             Name:    James R. Ridings
                                                  ------------------------------
                                             Title:   Chief Executive Officer
                                                   -----------------------------


                  GUARANTOR:                 C/D/R INCORPORATED


                                             By:      /s/ Clifford Crimmings
                                                --------------------------------
                                             Name:    Clifford Crimmings
                                                  ------------------------------
                                             Title:   President
                                                   -----------------------------


FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 4

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                  LENDERS:                   CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION, as Agent and as Lender


                                             By:      /s/ Jerry G. Petrey
                                                --------------------------------
                                             Name:    Jerry G. Petrey
                                                  ------------------------------
                                             Title:   Vice President
                                                   -----------------------------


                                             FROST NATIONAL BANK


                                             By:      /s/ D. Michael Randall
                                                --------------------------------
                                             Name:    D. Michael Randall
                                                  ------------------------------
                                             Title:   Senior Vice President
                                                   -----------------------------


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